UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 13, 2004

                                   JOULE INC.
               (Exact name of registrant as specified in charter)

             DELAWARE                   1-9477              22-2735672
  (State or other jurisdiction of     (Commission         (IRS employer
            incorporation)            file number)       identification no.)

1245 Route 1 South, Edison, New Jersey                         08837
(Address of principal executive offices)                    (Zip Code)

(732) 548-5444
(Registrant's telephone number, including area code)

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Item 5.     Other Events and Regulation FD Disclosure

        On August 13, 2004, Joule Inc. (the "Company") issued a press release announcing the completion of the Company's going-private merger with JAC Acquisition Company, Inc., a Delaware corporation owned by Emanuel N. Logothetis, the founder, Chairman of the Board and Chief Executive Officer of Joule, members of his immediate family and John G. Wellman, Jr., President and Chief Operating Officer of Joule.

        A copy of the press release is attached as Exhibit 99.1 hereto.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

        99.1    Press release dated August 13, 2004


                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2004

                                          JOULE INC.


                                          By:   /s/ BERNARD G. CLARKIN
                                                ----------------------
                                                Bernard G. Clarkin,
                                                Vice President, Chief
                                                Financial Officer and Secretary

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                                  EXHIBIT INDEX

Exhibit No.    Description

       99.1    Press release dated August 13, 2004.